u:\cunningham\smmustck.doc
          SMITH BARNEY MANAGED MUNICIPALS FUND INC.
                        (the "Fund")
                  Supplement to Prospectus
                    dated April 29, 1995




      On June 12, 1995, SBMFM assumed responsibility for all administrative functions for the Fund, including the functions previously performed by The Boston Company Advisors, Inc. ("Boston Advisors"). As of that date, Boston Advisors ceased to serve as sub-administrator to the Fund. Also, as of June 12, 1995, PNC Bank, National Association ("PNC") assumed responsibility as the custodian of the Fund. As of that date, Boston Safe Deposit and Trust Company, an affiliate of Boston Advisors, ceased to serve as the Fund's custodian. PNC is located at 17th and Chestnut Streets, Philadelphia, Pennsylvania.

      Effective as of July 15, 1995, employees of members of the National Association of Securities Dealers, Inc. may purchase Class A shares of the Fund at net asset value.

      The  following modifies the disclosure  found  in  the
Fund's Prospectus under the headings "Prospectus Summary - -
Investment   Objective"   and  "Investment   Objective   and
Management Policies:"

     Intermediate- and long-term municipal securities have remaining maturities at the time of purchase of three to in excess of twenty years.




__________________________________
Supplement dated September 15, 1995

FD 01019 9/95